Exhibit 99.2

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SIGNATURE SPECIAL EVENT SERVICES, INC.	Date Filed:	06/18/2009

Case Number:	09-15686	SIC Code:	339900

Month (or portion) covered by this report: May 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	6/18/09
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

1

Exhibit 5

09-15686

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$264,928.25

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	-$	233,959.91

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$264,928.25

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)	-$	233,959.91

(Subtract The Total from Exhibit C from the Total of Exhibit B)
CASH PROFIT FOR THE MONTH		$30,968.34

2

Exhibit 5

09-15686

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$58,515.37

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$1,033,812.88

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	24

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	24

PROFESSIONAL FEES ***

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

*** Fees reported in the Monthly Operating Report of TVI Corporation, Case No. 09-15677

3

Exhibit 5

09-15686

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0,00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

4

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15686
SIGNATURE SPECIAL EVENT SERVICES, INC.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month May l, 2009 to May 31, 2009
(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$86,576.36
Total Disbursements from Payroll Account	(Note 2)	+ $	$58,148.17
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$144,724.53

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

5

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of May 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$40,928	$—	$—	$—	$40,928
Accounts receivable - trade, net	1,242,992	1,534,245	587,456	—	3,364,693
Inventories, net	1,556,811	2,165,920	—	—	3,722,731
Income taxes receivable *	—	—	—	—	—
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	615,971	348,217	101,207	—	1,065,395
Total current assets	3,456,702	4,048,382	2,930,663	—	10,435,746

PROPERTY, PLANT AND EQUIPMENT, NET	325,072	5,705,879	—	—	6,030,951

OTHER ASSETS
Intangible assets, net	225,733	37,661	—	—	263,394
Receivable from subsidiary	6,999,668	—	—	—	6,999,668
Other	47,971	—	—	—	47,971
Total other assets	7,273,371	37,661	—	—	7,311,032

TOTAL ASSETS	$11,055,145	$9,791,922	$2,930,663	$—	$23,777,729

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$8,910,047	$—	$—	$—	$8,910,047
Accounts payable	1,700,914	1,980,003	1,583,978	—	5,264,896
Accrued expenses	1,629,072	592,209	903,335	—	3,124,616
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	40,480	—	—	17,143,771
Total current liabilities	29,343,325	2,685,456	2,487,314	—	34,516,094

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	269,123	—	—	269,123
Payable to parent company	—	6,556,319	443,349	—	6,999,668
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,106,466	443,349	—	7,656,015

TOTAL LIABILITIES	29,449,525	9,791,922	2,930,663	—	42,172,109

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	—
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(45,698,546)	—	—	—	(45,698,546)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(18,394,380)	—	—	—	(18,394,380)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$11,055,145	$9,791,922	$2,930,663	$—	$23,777,729

*   Income taxes as of May 31, 2009 are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended May 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$1,040,079	$1,117,612	$440,167	$—	$2,597,858

COST OF REVENUE	678,568	1,079,753	157,279	—	1,915,600

GROSS PROFIT	361,510	37,860	282,888	—	682,258

OPERATING EXPENSES
Selling, general and administrative expenses	329,592	223,589	274,648	—	827,829
Research and development expenses	17,161	—	—	—	17,161

Total operating expenses	346,753	223,589	274,648	—	844,990

OPERATING INCOME/(LOSS)	14,757	(185,730)	8,240	—	(162,732)

INTEREST AND OTHER (EXPENSE), NET	(146,453)	(1,796)	36	—	(148,212)

INCOME/(LOSS) BEFORE INCOME TAXES	(131,695)	(187,525)	8,276	—	(310,945)

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(131,695)	$(187,525)	$8,276	$—	$(310,945)

*   Income tax (expense) benefit for May 2009 is pending.

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit B - Cash Receipts

May 1, 2009 through May 31, 2009

Deposit Date	Payor	Description	Amount

05/04/09	Todd Shaffer	Receivables Payment	$9,104.01
05/04/09	42 Degrees Catering	Receivables Payment	720.00
05/07/09	All Occasions	Receivables Payment	10,125.00
05/08/09	Clear Span Tents	Receivables Payment	5,070.00
05/08/09	Jet Propulsion Laboratory	Receivables Payment	2,221.29
05/08/09	Nelsons Tents & Events	Note Payoff	2,959.89
05/08/09	Sprint Nextel	Vendor Refund	5.54
05/11/09	Oak Contracting	Receivables Payment	795.00
05/11/09	Memphis in May	Receivables Payment	63,210.00
05/12/09	Rental Solutions	Receivables Payment	543.75
05/12/09	Verrill Farms	Receivables Payment	20,299.65
05/12/09	Purfoods	Receivables Payment	400.00
05/12/09	Purfoods	Receivables Payment	400.00
05/12/09	Aggreko	Receivables Payment	1,656.00
05/12/09	Five Guys Burgers & Fries	Receivables Payment	1,236.76
05/15/09	Morgan Keller	Receivables Payment	784.43
05/18/09	Select Event Rentals	Receivables Payment	2,000.00
05/18/09	Eden Events	Receivables Payment	3,615.64
05/20/09	India International	Receivables Payment	750.00
05/21/09	Event Management Group	Receivables Payment	69,855.08
05/21/09	Capitol Catering	Receivables Payment	500.00
05/21/09	Memphis in May	Receivables Payment	63,210.00
05/26/09	Gala Events	Receivables Payment	1,500.00
05/26/09	Kool Productions	Customer Deposit	1,450.00
05/28/09	The Tiny Kitchen	Receivables Payment	2,194.20
05/28/09	Conti Federal	Receivables Payment	322.01

TOTAL CASH RECEIPTS			$264,928.25

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

05/01/09	EMR	EQUIPMENT REPAIR/MAINTENANCE	$85.95
05/01/09	AMERICAN EXPRESS	MERCHANT FEE	4.95
05/01/09	ADP	PAYROLL FEES	31.74
05/01/09	ADP	NET PAYROLL	2,293.30
05/01/09	GOOGLE *ADWORDS	ADVERTISING	250.00
05/02/09	BRAVE NEW MARKETS INC	ADVERTISING	3,791.58
05/04/09	LOWES	JOB SUPPLIES	63.17
05/04/09	LOWES	JOB SUPPLIES	131.18
05/04/09	NORTHEASTERN SUPPLY	EQUIPMENT REPAIR/MAINTENANCE	41.92
05/04/09	TEXACO	FUEL	61.00
05/04/09	THE HOME DEPOT	JOB SUPPLIES	79.57
05/04/09	1332 LONDONTOWN ROAD, LLC	RENT	20,204.42
05/04/09	BB&T MERCHANT SERVICES	CREDIT CARD FEE	21.03
05/05/09	COMFORT INN	TRAVEL EXPENSE	91.29
05/05/09	COMFORT INN	TRAVEL EXPENSE	91.29
05/05/09	E MVA WEB	AUTO EXPENSE	307.25
05/05/09	JS QUICK STOP	FUEL	42.34
05/05/09	SHELL OIL	FUEL	53.35
05/05/09	SUNOCO SVC STATION	FUEL	64.34
05/05/09	SUNOCO SVC STATION	FUEL	52.00
05/05/09	THE HOME DEPOT	JOB SUPPLIES	8.65
05/05/09	THE HOME DEPOT	JOB SUPPLIES	11.07
05/05/09	TOWN CENTER TRUE VALUE	JOB SUPPLIES	22.31
05/05/09	UNITY AUTO SERVICE	FUEL	57.00
05/05/09	AMERICAN EXPRESS	MERCHANT FEE	558.04
05/06/09	BULL MARKET	FUEL	42.63
05/06/09	HESS	FUEL	79.50
05/06/09	LOWES	JOB SUPPLIES	89.13
05/06/09	PILOT	FUEL	45.00
05/06/09	SUNNYDEV INC	TRAVEL EXPENSE	96.57
05/06/09	SUNNYDEV INC	TRAVEL EXPENSE	96.57
05/06/09	THE HOME DEPOT	JOB SUPPLIES	46.91
05/06/09	THE HOME DEPOT	JOB SUPPLIES	78.06
05/06/09	WAL-MART	JOB SUPPLIES	110.21
05/07/09	AIRECO SUPPLY INC	EQUIPMENT REPAIR/MAINTENANCE	49.56
05/07/09	BB KINGS MEMPHIS	SALES EXPENSE	96.87
05/07/09	CLARION INN	TRAVEL EXPENSE	82.06
05/07/09	COMFORT INN	TRAVEL EXPENSE	91.29
05/07/09	COMFORT INN	TRAVEL EXPENSE	91.29
05/07/09	E MVA WEB	AUTO EXPENSE	77.25
05/07/09	HIGHS	FUEL	46.97
05/07/09	MACARONI GRILL	TRAVEL EXPENSE	41.60
05/07/09	PILOT	FUEL	38.45
05/07/09	SHEETZ	FUEL	42.02
05/07/09	STATE ELECTRIC	EQUIPMENT REPAIR/MAINTENANCE	26.61
05/07/09	SUNOCO SVC STATION	FUEL	55.00
05/07/09	SUNOCO SVC STATION	FUEL	44.00
05/07/09	SUNOCO SVC STATION	FUEL	62.25
05/07/09	TOWN CENTER TRUE VALUE	JOB SUPPLIES	46.80
05/07/09	TOWN CENTER TRUE VALUE	JOB SUPPLIES	25.12
05/07/09	STANDARD ELECTRIC COMPANY, INC.	TRADE VENDOR	12,058.43
05/07/09	AMERICAN FUNDS	401K	2,536.93
05/08/09	BJ WHOLESALE	OFFICE SUPPLIES	150.75
05/08/09	COMFORT INN	TRAVEL EXPENSE	83.73
05/08/09	COMFORT INN	TRAVEL EXPENSE	83.73
05/08/09	COMFORT INN	TRAVEL EXPENSE	90.85
05/08/09	EXXONMOBILE	FUEL	36.00

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

05/08/09	HOLIDAY INN EXPRESS	TRAVEL EXPENSE	133.34
05/08/09	HOLIDAY INN EXPRESS	TRAVEL EXPENSE	133.34
05/08/09	SHELL OIL	FUEL	55.18
05/08/09	SUNOCO SVC STATION	FUEL	53.08
05/08/09	SUNOCO SVC STATION	FUEL	75.15
05/08/09	SUNOCO SVC STATION	FUEL	50.00
05/08/09	WAL-MART	JOB SUPPLIES	29.13
05/08/09	ADP	PAYROLL FEES	289.48
05/09/09	HOLIDAY INN EXPRESS	TRAVEL EXPENSE	104.20
05/09/09	QUALITY INN & SUITES	TRAVEL EXPENSE	84.47
05/09/09	QUALITY INN & SUITES	TRAVEL EXPENSE	84.47
05/09/09	SHELL OIL	FUEL	45.58
05/09/09	SUNOCO SVC STATION	FUEL	53.39
05/09/09	SUNOCO SVC STATION	FUEL	49.50
05/09/09	SUNOCO SVC STATION	FUEL	67.00
05/09/09	SUNOCO SVC STATION	FUEL	54.00
05/09/09	THE PANTRY	FUEL	48.75
05/10/09	FEDEX	COURIER SERVICES	22.75
05/10/09	LOWES	JOB SUPPLIES	78.12
05/10/09	SHELL OIL	FUEL	50.00
05/10/09	SHELL OIL	FUEL	75.00
05/10/09	SHELL OIL	FUEL	75.00
05/10/09	SUNOCO SVC STATION	FUEL	22.60
05/10/09	SUNOCO SVC STATION	FUEL	38.00
05/10/09	THE PANTRY	FUEL	70.35
05/11/09	HOLIDAY INN	TRAVEL EXPENSE	103.40
05/11/09	SUNOCO SVC STATION	FUEL	42.26
05/11/09	SUNOCO SVC STATION	FUEL	2.30
05/11/09	THE HOME DEPOT	JOB SUPPLIES	6.64
05/11/09	THE HOME DEPOT	JOB SUPPLIES	1.71
05/12/09	SUNOCO SVC STATION	FUEL	40.00
05/12/09	WINFIELD BP	FUEL	52.23
05/12/09	CHIP’S, INC. DBA CHIP’S TOWING	TRADE VENDOR	3,063.00
05/12/09	ADP	NET PAYROLL	34,626.13
05/12/09	ADP	PAYROLL TAXES	15,136.67
05/13/09	E MVA WEB	AUTO EXPENSE	20.00
05/13/09	LOWES	JOB SUPPLIES	73.13
05/13/09	MAUZY LIBERTY	FUEL	46.00
05/13/09	SHELL OIL	FUEL	50.00
05/13/09	SOUTHWEST AIR	TRAVEL EXPENSE	276.70
05/13/09	SOUTHWEST AIR	TRAVEL EXPENSE	285.70
05/13/09	YOUNG REFRIGERATION AND COOLING LLC	EQUIPMENT REPAIR/MAINTENANCE	820.12
05/14/09	CHEVRON	FUEL	9.93
05/14/09	COMFORT INN	TRAVEL EXPENSE	412.74
05/14/09	GREER’S SUPPLY	EQUIPMENT REPAIR/MAINTENANCE	240.00
05/14/09	HIGHWAY GARAGE	AUTO EXPENSE	349.71
05/14/09	RIVERSIDE GRILL	FUEL	73.68
05/14/09	SUNOCO SVC STATION	FUEL	64.00
05/14/09	SUNOCO SVC STATION	FUEL	37.77
05/14/09	WASH METRO	FUEL	20.00
05/15/09	COMFORT INN	TRAVEL EXPENSE	592.90
05/15/09	FEDEX KINKO’S	COURIER SERVICES	21.47
05/15/09	INTERSTATE BATTERY SYSTEM	EQUIPMENT REPAIR/MAINTENANCE	144.11
05/15/09	SUNOCO SVC STATION	FUEL	33.00
05/15/09	SPRINT	TELEPHONE SERVICE	1,607.24
05/15/09	FIRE TECH SERVICES, INC.	TRADE VENDOR	1,040.77
05/15/09	CON-WAY FREIGHT, INC.	TRADE VENDOR	727.50

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

05/15/09	1332 LONDONTOWN ROAD, LLC	UTILITY	3,151.29
05/15/09	PAUL V. DARGIS	TRADE VENDOR	1,075.25
05/15/09	VERIZON	TELEPHONE SERVICE	363.05
05/15/09	BRIDGEWATER TECH., INC. DBA TRYSTAR	TRADE VENDOR	2,347.16
05/15/09	MCI	TELEPHONE SERVICE	92.00
05/15/09	WELD WORLD INC	TRADE VENDOR	123.45
05/15/09	ADVANCE BUSINESS SYSTEMS	TRADE VENDOR	172.68
05/15/09	BB&T MERCHANT SERVICES	CREDIT CARD FEE	15.62
05/16/09	CHEVRON	FUEL	9.75
05/16/09	CHEVRON	FUEL	52.00
05/16/09	SHELL OIL	FUEL	28.12
05/16/09	STAPLES	OFFICE SUPPLIES	11.84
05/17/09	CHEVRON	FUEL	75.00
05/17/09	CHEVRON	FUEL	75.00
05/17/09	CHEVRON	FUEL	75.00
05/17/09	RIVERSIDE GRILL	FUEL	13.68
05/17/09	THE HOME DEPOT	JOB SUPPLIES	84.30
05/18/09	CHEVRON	FUEL	75.00
05/18/09	EXXONMOBILE	FUEL	56.26
05/18/09	SHELL OIL	FUEL	52.75
05/18/09	SUNOCO SVC STATION	FUEL	56.50
05/18/09	YOUNG REFRIGERATION AND COOLING LLC	EQUIPMENT REPAIR/MAINTENANCE	4,171.20
05/19/09	CHEVRON	FUEL	26.31
05/19/09	COMFORT INN	TRAVEL EXPENSE	83.73
05/19/09	ELDERSBURG LAWN MOWER SALES	EQUIPMENT REPAIR/MAINTENANCE	60.00
05/19/09	RIVERSIDE GRILL	FUEL	100.00
05/19/09	RIVERSIDE GRILL	FUEL	100.00
05/19/09	SUNOCO SVC STATION	FUEL	62.00
05/19/09	THE HOME DEPOT	JOB SUPPLIES	25.71
05/19/09	THE HOME DEPOT	JOB SUPPLIES	280.02
05/19/09	STATE BOARD OF EQUALIZATION	SALES TAX PAYMENT	891.00
05/19/09	GOVERNMENT OF THE DISTRICT OF COLUMBIA	SALES TAX PAYMENT	89.75
05/19/09	GEORGIA DEPARTMENT OF REVENUE	SALES TAX PAYMENT	3,709.00
05/19/09	SC DEPARTMENT OF REVENUE	SALES TAX PAYMENT	987.50
05/19/09	VIRGINIA DEPT OF TAXATION	SALES TAX PAYMENT	1,470.97
05/19/09	MT. VERNON FUEL OIL, INC.	TRADE VENDOR	3,048.30
05/19/09	AMERICAN FUNDS	401K	2,496.18
05/20/09	1324 ARCH STREET	FUEL	20.00
05/20/09	COMFORT INN	TRAVEL EXPENSE	169.40
05/20/09	COMFORT INN	TRAVEL EXPENSE	87.60
05/20/09	EXXONMOBILE	FUEL	53.00
05/20/09	EXXONMOBILE	FUEL	21.39
05/20/09	HOLIDAY INN EXPRESS	TRAVEL EXPENSE	178.54
05/20/09	SUNOCO SVC STATION	FUEL	52.09
05/20/09	SUNOCO SVC STATION	FUEL	51.00
05/20/09	SUNOCO SVC STATION	FUEL	67.01
05/20/09	WOODSTOCK 7-11 / LIBERTY	FUEL	72.84
05/20/09	CHOPTANK TRANSPORT INC.	TRADE VENDOR	3,160.00
05/20/09	CHIP’S, INC. DBA CHIP’S TOWING	TRADE VENDOR	2,927.00
05/21/09	COMFORT INN	TRAVEL EXPENSE	73.92
05/21/09	COMFORT INN	TRAVEL EXPENSE	78.39
05/21/09	COMFORT INN	TRAVEL EXPENSE	102.78
05/21/09	COMFORT INN	TRAVEL EXPENSE	87.60
05/21/09	ELDERSBURG LAWN MOWER SALES	EQUIPMENT REPAIR/MAINTENANCE	450.00
05/21/09	FLYING J DIESEL INSIDE	FUEL	394.82
05/21/09	LOVES COUNTRY	FUEL	57.00
05/21/09	LOWES	JOB SUPPLIES	52.33

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

05/21/09	SHELL OIL	FUEL	57.52
05/21/09	SUNOCO SVC STATION	FUEL	100.00
05/21/09	SUNOCO SVC STATION	FUEL	22.38
05/21/09	SUNOCO SVC STATION	FUEL	36.01
05/21/09	WOODSTOCK 7-11 / LIBERTY	FUEL	41.00
05/21/09	BRAVE NEW MARKETS, INC.	ADVERTISING	5,563.70
05/21/09	BB&T BANK	BANK FEE	258.05
05/21/09	MASS. DEPARTMENT OF REVENUE	SALES TAX PAYMENT	966.65
05/21/09	BB&T BANK	BANK FEE	91.22
05/22/09	COMFORT INN	TRAVEL EXPENSE	79.31
05/22/09	INTERSTATE BATTERY SYSTEM	EQUIPMENT REPAIR/MAINTENANCE	124.97
05/22/09	SUNOCO SVC STATION	FUEL	16.13
05/22/09	SUNOCO SVC STATION	FUEL	36.00
05/22/09	SUNOCO SVC STATION	FUEL	64.31
05/22/09	DURRETT SHEPPARD STEEL	TRADE VENDOR	1,500.00	(2)
05/22/09	COMPTROLLER OF MARYLAND	SALES TAX PAYMENT	259.05
05/22/09	MT. VERNON FUEL OIL, INC.	TRADE VENDOR	1,356.83	(1)
05/22/09	ADP	PAYROLL FEES	484.52
05/23/09	CHEVRON	FUEL	31.90
05/23/09	COMFORT INN	TRAVEL EXPENSE	180.14
05/23/09	COMFORT INN	TRAVEL EXPENSE	180.14
05/23/09	COMFORT INN	TRAVEL EXPENSE	180.14
05/23/09	COMFORT INN	TRAVEL EXPENSE	1,185.68
05/23/09	COMFORT INN	TRAVEL EXPENSE	1,270.40
05/23/09	EXXONMOBILE	FUEL	75.13
05/23/09	HIGHS	FUEL	68.11
05/23/09	HIGHS	FUEL	75.00
05/23/09	HIGHS	FUEL	75.00
05/23/09	RIVERSIDE GRILL	FUEL	23.25
05/23/09	SUNOCO SVC STATION	FUEL	17.34
05/24/09	COMFORT INN	TRAVEL EXPENSE	1,270.50
05/24/09	SUNOCO SVC STATION	FUEL	44.46
05/25/09	RIVERSIDE GRILL	FUEL	50.89
05/26/09	COMFORT INN	TRAVEL EXPENSE	254.08
05/26/09	COMFORT INN	TRAVEL EXPENSE	79.33
05/26/09	DXP ENTERPRISES	EQUIPMENT REPAIR/MAINTENANCE	15.30
05/26/09	LOWES	JOB SUPPLIES	56.77
05/26/09	LOWES	JOB SUPPLIES	14.67
05/26/09	S & S TIRE SERVICE INC	AUTO EXPENSE	683.14
05/26/09	SHEETZ	FUEL	45.04
05/26/09	SHEETZ	FUEL	56.12
05/26/09	THE HOME DEPOT	JOB SUPPLIES	10.94
05/26/09	THE HOME DEPOT	JOB SUPPLIES	98.71
05/26/09	WW GRAINGER	EQUIPMENT REPAIR/MAINTENANCE	53.34
05/27/09	COMFORT INN	TRAVEL EXPENSE	91.29
05/27/09	COMFORT INN	TRAVEL EXPENSE	102.78
05/27/09	COMFORT INN	TRAVEL EXPENSE	102.78
05/27/09	COMFORT INN	TRAVEL EXPENSE	135.25
05/27/09	EXXONMOBILE	FUEL	72.00
05/27/09	LINWOOD BP	FUEL	260.37
05/27/09	LOWES	JOB SUPPLIES	71.02
05/27/09	SHEETZ	FUEL	39.26
05/27/09	L.B. WHITE COMPANY, INC.	TRADE VENDOR	582.00	(2)
05/27/09	STANDARD ELECTRIC COMPANY, INC.	TRADE VENDOR	7,258.42
05/27/09	CHIP’S, INC. DBA CHIP’S TOWING	TRADE VENDOR	3,636.00
05/28/09	ALAMO RENT-A-CAR	TRAVEL EXPENSE	91.38
05/28/09	ELDERSBURG LAWN MOWER SALES	EQUIPMENT REPAIR/MAINTENANCE	30.00

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

May 1, 2009 through May 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

05/28/09	HILL TOP BP	FUEL	69.68
05/28/09	IMS DISTRIBUTION INC.	EQUIPMENT REPAIR/MAINTENANCE	27.70
05/28/09	PMI BWI DAILY A GARAGE	TRAVEL EXPENSE	10.00
05/28/09	SUNOCO SVC STATION	FUEL	58.00
05/28/09	THE HOME DEPOT	JOB SUPPLIES	33.52
05/28/09	THE HOME DEPOT	JOB SUPPLIES	27.94
05/29/09	7-ELEVEN	FUEL	37.00
05/29/09	AUTOZONE	AUTO EXPENSE	85.71
05/29/09	EXPO FUEL	FUEL	56.50
05/29/09	FASTENAL CO-MO/TO	EQUIPMENT REPAIR/MAINTENANCE	39.27
05/29/09	SHEETZ	FUEL	50.00
05/29/09	THE HOME DEPOT	JOB SUPPLIES	44.56
05/29/09	STANDARD ELECTRIC COMPANY, INC.	TRADE VENDOR	956.00
05/29/09	ADP	PAYROLL FEES	162.00
05/29/09	ADP	NET PAYROLL DIRECT DEPOSITS	38,685.74	(1)
05/29/09	ADP	PAYROLL TAXES	18,880.82	(1)
05/29/09	ADP	NET PAYROLL CHECKS	2,902.44
05/30/09	COMFORT INN	TRAVEL EXPENSE	384.33
05/30/09	MAPCO-EXPRESS	FUEL	41.45
05/30/09	SHELL OIL	FUEL	39.82
05/30/09	SPEEDWAY	FUEL	24.90
05/31/09	COMFORT INN	TRAVEL EXPENSE	84.70
05/31/09	CROCKETT ENTERPRISES	FUEL	88.67
05/31/09	HOLIDAY INN EXPRESS	TRAVEL EXPENSE	166.96
05/31/09	LITTLE GENERAL	FUEL	43.83
05/31/09	LITTLE GENERAL	FUEL	6.76
05/31/09	LOVES COUNTRY	FUEL	468.02
05/31/09	LOWES	JOB SUPPLIES	109.47
05/31/09	PRICE QUALITY FUELS	FUEL	33.75
05/31/09	SUNOCO SVC STATION	FUEL	27.00

	TOTAL MAY 2009 EXPENSES	Total Expenses per Exhibit 5	233,959.91

		Less credit card charges above	(30,096.64)
		Plus payments on credit cards	9,745.56

		Disbursements per Exhibit F	213,608.83

		Less outstanding checks at 5/31	(9,960.91)
		Less payments made by TVI Corporation (Case No. 09-15677)	(58,923.39	)(1)

		Disbursements per Exhibit 6	$144,724.53

(1) Paid out of bank account of TVI Corporation (Case No. 09-15677).

(2) Prepetition payment to critical vendor.

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit D - Money Owed

May 31, 2009

Vendor Name	Purpose	Current - 30 Days

1332 Londontown Road, LLC	Utilities	$5,215.97
Alliance Material Handling Inc.	Trade	883.67
Best Wade Petroleum	Trade	1,489.12
BB&T Financial, FSB	Credit Cards	27,832.27
Carroll Occupational Health, LLC	Trade	67.00
Automation Research, Inc dba Florida Drug Screening	Trade	76.00
Leading Edge Logistics, LLC	Trade	11,300.00
MCI	Utilities	135.41
Konica Minolta Business Solutions	Trade	477.62
National Pen Company	Trade	378.90
Sprint	Utilities	1,072.32
Select Event Rentals	Trade	2,992.50
Show Your Logo	Trade	1,011.43
Verizon	Utilities	372.36
Weld World Inc	Trade	10.80
Wynne Systems, Inc.	Utilities	5,200.00

Total Amount Due:		$58,515.37

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit E - Accounts Receivables as of 5/30/09

Customer Name	Current	31 - 60 Days	61 - 90 Days	91 - 120 Days	121 and Over	Balance

AFFORDABLE & LUXURY TENTS	$0.00	$0.00	$0.00	$0.00	$32,679.00	$32,679.00
AGGREKO INC GLEN BURNIE MD	—	1,656.00	—	—	—	1,656.00
ANCHORED PRODUCTIONS	—	—	—	1,605.00	—	1,605.00
ARAMARK CORP.	5,585.17	—	—	—	—	5,585.17
ARAMARK-PHILADELPHIA,PA	—	—	—	—	1,052.09	1,052.09
AUGUSTA NATIONAL GOLF CLUB	—	26,510.38	—	—	—	26,510.38
AZTEC RENTS & SALES INC	—	—	—	—	1,126.83	1,126.83
BALFOUR BEATTY CONSTRUCTION	34,650.00	18,150.00	—	—	—	52,800.00
CAPITOL CATERING	—	—	—	35.00	—	35.00
CHARLETON TENNIS LLC	—	15,198.09	—	—	—	15,198.09
CLASSIC PARTY RENTALS	8,737.31	—	—	—	—	8,737.31
COMPASS GROUP - DISASTER RELIEF	—	—	—	—	15,371.00	15,371.00
CONOCO PHILLIPS	42,682.30	27,761.15	15,005.55	27,761.15	16,852.94	130,063.09
CONTI FEDERAL SERVICES, INC	687.38	819.57	—	—	—	1,506.95
DAVID DAVIS	—	—	—	—	2,289.48	2,289.48
ELEGANT FARE	—	—	—	—	635.48	635.48
EUE SCREEN GEMS STUDIO	—	—	—	—	500.00	500.00
EVANS EVENT SOLUTIONS	—	—	—	—	1,471.35	1,471.35
EVENT MANAGEMENT GROUP, LLC	32,730.00	27,914.92	—	—	—	60,644.92
EVENT PARTNERS LLC	—	—	—	—	12,593.79	12,593.79
FORT BRAGG	—	—	—	—	56,621.22	56,621.22
FREDERICK ALL STAR FUSION	—	—	—	—	3,823.97	3,823.97
GALA EVENTS, INC.	—	—	—	—	12,463.67	12,463.67
HANK PARKERS RENTAL	—	—	—	—	9,660.98	9,660.98
HARGROVE INC	47,814.50	—	—	—	—	47,814.50
INDIA INTERNATIONAL LLC	—	—	—	—	1,066.80	1,066.80
ISP SPORTS MARKETING/UCF	—	—	—	—	7,987.33	7,987.33
JET PROPULSION LABORATORY	2,241.81	2,241.81	—	—	—	4,483.62
JOE REIMER	—	—	—	—	4,227.03	4,227.03
KARL’S EVENT RENTALS	6,589.45	44,901.05	38,673.80	39,001.00	25,694.00	154,859.30
KINGS COUNTRY CLUB	9,201.25	9,201.25	9,116.25	2,348.75	—	29,867.50
MEMPHIS IN MAY INTERNATIONAL	18,060.00	—	—	—	—	18,060.00
MORGAN KELLER INC	784.43	—	—	—	—	784.43
NBC NIGHTLY NEWS	—	—	—	—	8,417.32	8,417.32
OAK CONTRACTING, LLC	795.00	—	—	—	—	795.00
PAGEANTRY	—	—	—	—	24,421.48	24,421.48
PARTY PERFECT	—	—	—	—	14,812.60	14,812.60
PARTYLINE EVENTS	—	—	—	—	6,745.63	6,745.63
PREMIER PARTY RENTALS	—	—	—	—	11,873.25	11,873.25
PROM MANAGEMENT GROUP, INC.	6,954.66	—	—	—	—	6,954.66
PURFOOD, LLC	—	—	—	—	173,120.00	173,120.00
RENTAL SOLUTIONS LLC	20,556.37	660.00	—	—	—	21,216.37
RIDGEWELL’S CATERERS INC.	2,075.03	—	—	—	—	2,075.03
SUNBELT RENTALS - LAURAL MD	—	—	300.00	—	300.00	600.00
SYSCO FOOD SERVICES	—	—	3,070.88	—	—	3,070.88
TENTS FOR RENT	—	—	—	—	4,359.13	4,359.13
THE INN AT BLUE RIDGE SUMMIT	—	—	—	—	2,500.00	2,500.00
TOMS FARMS LLC	—	—	—	—	2,225.00	2,225.00
UCF ATHLETICS	—	—	—	—	715.00	715.00
VERRILL FARMS LLC	20,299.65	—	—	—	—	20,299.65
WALT DISNEY WORLD	—	—	—	—	4,786.50	4,786.50
WILLIAMS SCOTSMAN, INC.	455.80	588.30	—	—	—	1,044.10

Grand Totals	$260,900.11	$175,602.52	$66,166.48	$70,750.90	$460,392.87	$1,033,812.88

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

May 1, 2009 through May 31, 2009

	Projections	Actual	Variance

Cash Receipts	$2,779,700	$3,441,823	$662,123

Cash Disbursements:
Compensation and benefits	720,293	664,657	55,636
Facility costs	189,000	153,078	35,922
Other expenses	235,000	268,040	(33,040)
Vendor payments	1,654,135	1,505,289	148,846
Interest expense	132,000	123,225	8,775
Critical vendor payments	365,000	167,179	197,822
Bank fees and expenses	447	3,695	(3,248)
Chapter 11 expenses	260,000	51,000	209,000
Total disbursements	3,555,875	2,936,163	619,712
Net Cash Source (Use)	$(776,175)	$505,661	$1,281,836

(1)          Projections are shown on a consolidated basis related to the following jointly administered cases;

TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No, 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results. As of May 31, 2009, TVI Corporation and its subsidiaries were in compliance with these tests.